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PROSPECTUS SUPPLEMENT


NORTHERN INSTITUTIONAL FUNDS -- EQUITY AND FIXED INCOME PORTFOLIOS

SUPPLEMENT DATED SEPTEMBER 23, 2002 TO PROSPECTUS DATED APRIL 1, 2002

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The following replaces the first paragraph under "Portfolio Management" on page
53 of the Prospectus:

The management team leaders for the Bond Portfolio are Glenn T. Migliozzi, Senior Vice President of Northern Trust, and Eric Misenheimer, Vice President of Northern Trust. They have had such responsibility since September 2002. Mr. Migliozzi joined Northern Trust in April 2002. Prior thereto and beginning in 1995, he was with Fleet Investment Advisors where he was the Director of Fixed Income responsible for $45 billion in fixed income assets held in retail mutual funds, institutional accounts, trust accounts and separate accounts. Mr. Misenheimer joined Northern Trust in 1999. From April 1998 to May 1999, Mr. Misenheimer was with Stein Roe & Farnham Incorporated where he had been a senior research analyst and assisted with portfolio management of various high yield bond portfolios. From 1993 to 1998, he was a research analyst with Falcon Asset Management.

The following replaces the second paragraph under "Portfolio Management" on page 53 of the Prospectus:

The management team leader for the Short-Intermediate Bond Portfolio is Colin A. Robertson, Senior Vice President of Northern Trust. Mr. Robertson has had such responsibility since September 2002. He joined Northern Trust in 1999. From 1996 to 1999, Mr. Robertson was with Mellon Financial Corporation where he was responsible for the management of securities lending cash collateral portfolios.

The following replaces the third paragraph under "Portfolio Management" on page 53 of the Prospectus:

The management team leader for the Core Bond and Intermediate Bond Portfolios is Glenn T. Migliozzi. He has had such responsibility since September 2002.

The following replaces the fourth paragraph under "Portfolio Management" on page 53 of the Prospectus:

Wayne G. Bowers, Vice President of Northern Trust, is the management team leader for the International Bond Portfolio. Mr. Bowers has had such responsibility since September 2002. Mr. Bowers joined Northern Trust in 1999. From 1995 to 1999, he was a proprietary trader with ABN AMRO London.

The following replaces the sixth paragraph under "Portfolio Management" on page 53 of the Prospectus:

The management team leaders for the U.S. Government Securities Portfolio are Colin A. Robertson and Deborah Boyer, Vice President of Northern Trust. Mr. Robertson has had such responsibility since September 2002. Ms. Boyer has had such responsibility since November 2000. Ms. Boyer joined Northern Trust in 2000. From 1996 to 2000, she was a portfolio manager at T. Rowe Price where she managed various taxable fixed income portfolios.

The seventh paragraph under "Portfolio Management" on page 53 of the Prospectus is deleted.

The following replaces the second paragraph under "Portfolio Management" on page 54 of the Prospectus:

The management team leaders for the Balanced Portfolio are John J. Zielinski and Colin A. Robertson. Mr. Zielinksi has had such responsibility since 1999 and Mr. Robertson has had such responsibility since September 2002.

The following replaces the paragraph under "Tax Identification Number" on page 59 of the Prospectus:

Customer Identification Program. Federal regulations may require Northern Institutional Funds to obtain an Institution's name, business address (and mailing address if different), taxpayer identification number or other official identification when opening or reopening an account. Additional information may also be required in certain situations. Applications or purchase orders without

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

such information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. If an Institution has applied for a taxpayer identification number, the number must be provided and certified within 60 days of the date of the application or purchase order. To the extent permitted by applicable law, Northern Institutional Funds reserve the right to place limits on account transactions until an Institution's identity is verified.

The following replaces the paragraph under "Early Closings" on page 60 of the
Prospectus:

Early Closings. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolios may, on any Business Day, decide to change the time as of which a Portfolio's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

The following replaces the three paragraphs under "Securities Lending" on pages 75 and 76 of the Prospectus:

Securities Lending. In order to generate additional income, the Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

Investment strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in a variety of short-term instruments, either directly or indirectly through money market portfolios. Such instruments are not limited to U.S. government securities and may include short-term obligations of banks and other corporations. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio's investments in particular types of securities.

Special risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligations to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may possibly incur a capital loss. A Portfolio may also incur a loss in reinvesting the cash collateral it receives. Additionally, the amount of income to shareholders of a Fixed Income Portfolio that is taxable at the state level may increase as a result of such Portfolio's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by such Portfolio, and the equivalent amount paid by the borrower of the securities to the Portfolio will not be deemed to be dividends exempt from state taxes, but is likely to be deemed taxable income to shareholders. Also, the amount of an Equity Portfolio's distributions that qualify for the dividends received deduction ("qualifying dividends") available to corporate shareholders may be reduced as a result of such Portfolio's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by such Portfolio, and the equivalent amount paid to the Portfolio by the borrower of the securities will not be deemed to be a qualifying dividend.

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[GRAPHIC]                                                 524295 NIF SPT EF 9/02

         50 South LaSalle Street
         P.O. Box 75986
         Chicago, Illinois 60675-5986
         800/637-1380
         northernfunds.com/institutional